SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                August 31, 2000


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2000, providing for the issuance of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2000-BC3)

                    Structured Asset Securities Corporation
           ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                  333-35026                 74-2440850
----------------------------        ---------             -------------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
      Of Incorporation)            File Number)           Identification No.)



      200 Vesey Street
     New York, New York                                         10285
   ---------------------                                      ----------
   (Address of Principal                                      (Zip Code)
     Executive Offices)


      Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events
             ------------

     The Registrant registered issuances of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2000-BC3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $740,121,000 in aggregate principal amount of Class A2, Class M1, Class M2 and Class B Certificates of its Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2000-BC3 on August 31, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 23, 2000, as supplemented by the Prospectus Supplement dated August 31, 2000 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of August 1, 2000, among Structured Asset Securities Corporation, as depositor, Lehman Brothers Holdings Inc., as seller, Wells Fargo Bank Minnesota, National Association, as master servicer, The Murrayhill Company, as loss mitigation advisor, First Union National Bank, as trustee and Federal Home Loan Mortgage Corporation, as guarantor. The "Certificates" consist of the following classes: Class A1, Class A2, Class M1, Class M2, Class P, Class X and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $2,115,212,854 as of August 1, 2000, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item 7. Financial Statements; Pro Forma Financial Information and
             Exhibits
             ---------------------------------------------------------

  (a) Not applicable.

  (b) Not applicable.

  (c) Exhibits:

      1.1 Terms Agreement, dated August 31, 2000, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

      4.1 Trust Agreement, dated as of August 1, 2000, between Structured Asset Securities Corporation, as Depositor, Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer, The Murrayhill Company, as Loss Mitigation Advisor, First Union National Bank, as Trustee and Federal Home Loan Mortgage Corporation, as Guarantor.

      99.1 Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

      99.2 Reconstituted Servicing Agreement dated as of August 1, 2000, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as Servicer.

      99.3 Reconstituted Servicing Agreement dated as of August 1, 2000, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc., and Ameriquest Mortgage Company, as Servicer.

      99.4 Reconstituted Servicing Agreement dated as of August 1, 2000, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc., and HomeSide Lending Inc., as Servicer.

      99.5 Reconstituted Servicing Agreement dated as of August 1, 2000, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc., and Life Bank, as Servicer.

      99.6 Reconstituted Servicing Agreement dated as of August 1, 2000, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc., and Long Beach Mortgage Corporation, as Servicer.

      99.7 Reconstituted Servicing Agreement dated as of August 1, 2000, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as Servicer.

      99.8 Reconstituted Servicing Agreement dated as of August 1, 2000, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as Servicer.

      99.9 Reconstituted Servicing Agreement dated as of August 1, 2000, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc., and Wells Fargo Home Mortgage, Inc., as Servicer.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  STRUCTURED ASSET SECURITIES
                                    CORPORATION



                                  By: /s/ Ellen Kiernan
                                      ---------------------------------------
                                      Name:  Ellen Kiernan
                                      Title: Vice President




Dated:  September 22, 2000

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                       Description                        Page No.
-----------                       -----------                        --------


1.1       Terms Agreement, dated August 31, 2000, between
          Structured Asset Securities Corporation, as
          Depositor, and Lehman Brothers Inc., as the
          Underwriter.

4.1 Trust Agreement, dated as of August 1, 2000, between Structured Asset Securities Corporation, as Depositor, Lehman Brothers Holdings Inc., as
          Seller, Norwest Bank Minnesota, National
          Association, as Master Servicer, The Murrayhill
          Company, as Loss Mitigation Advisor, First Union
          National Bank, as Trustee and Federal Home Loan
          Corporation, as Guarantor.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2000, between Lehman
          Capital, A Division of Lehman Brothers Holdings
          Inc., as Seller, and Structured Asset Securities
          Corporation, as Purchaser.

99.2      Reconstituted Servicing Agreement dated as of
          August 1, 2000, by and between Lehman Capital, a
          Division of Lehman Brothers Holdings Inc.,
          Aurora Loan Services Inc., as Servicer.

99.3      Reconstituted Servicing Agreement dated as of
          August 1, 2000, by and between Lehman Capital, a
          Division of Lehman Brothers Holdings Inc., and
          Ameriquest Mortgage Company, as Servicer.

99.4      Reconstituted Servicing Agreement dated as of
          August 1, 2000, by and between Lehman Capital, a
          Division of Lehman Brothers Holdings Inc., and
          HomeSide Lending Inc., as Servicer.

99.5      Reconstituted Servicing Agreement dated as of
          August 1, 2000, by and between Lehman Capital, a
          Division of Lehman Brothers Holdings Inc., Life
          Bank, as Servicer.

99.6      Reconstituted Servicing Agreement dated as of
          August 1, 2000, by and between Lehman Capital, a
          Division of Lehman Brothers Holdings Inc., and
          Long Beach Mortgage Corporation, as Servicer.

99.7      Reconstituted Servicing Agreement dated as of
          August 1, 2000, by and between Lehman Capital, a
          Division of Lehman Brothers Holdings Inc., and
          Ocwen Federal Bank FSB, as Servicer.

99.8      Reconstituted Servicing Agreement dated as of
          August 1, 2000, by and between Lehman Capital, a
          Division of Lehman Brothers Holdings Inc., and
          Option One Mortgage Corporation, as Servicer.

99.9      Reconstituted Servicing Agreement dated as of
          August 1, 2000, by and between Lehman Capital, a
          Division of Lehman Brothers Holdings Inc., and
          Wells Fargo Home Mortgage, Inc., as Servicer.